EXHIBIT 32.2

          CERTIFICATION BY CHIEF FINANCIAL OFFICER
             PURSUANT TO 18 U.S.C. SECTION 1350
       (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


       In connection with the Annual Report of Werner Enterprises, Inc. (the "Company") on Form 10-K for the period ending December 31, 2003, (the "Report") filed with the Securities and Exchange Commission, I, John J. Steele, Vice President, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report  fully complies  with the requirements of
        section 13(a)  or 15(d)  of the  Securities Exchange
        Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



March 1, 2004                      /s/ John J. Steele
-------------                      -------------------------
                                   John J. Steele
                                   Vice President, Treasurer
                                    and Chief Financial
                                    Officer